AMENDED AND RESTATED
                            ADMINISTRATION AGREEMENT
     This AMENDED AND RESTATED ADMINISTRATION AGREEMENT ("Agreement") is made as of July 1, 2008, as amended and restated as of this 1st day of November, 2009, by and between each Trust listed on Appendix A annexed hereto (each, a "Trust"), each a Delaware statutory trust, and Pioneer Investment Management, Inc., a Delaware corporation (the "Administrator").
WHEREAS, each Trust is a registered management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and WHEREAS, the Trust wishes to engage the Administrator to provide certain administrative services to each Trust with respect to the series of the Trust designated in Appendix A annexed hereto from time to time (the "Funds"); and WHEREAS, the Administrator is willing to furnish such services on the terms and conditions hereinafter set forth;
NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed as follows:
1. Each Trust hereby engages the Administrator to perform the administrative services listed on Appendix B annexed hereto (as such Appendix may be revised from time to time by agreement of the parties) with respect to each Fund, except as otherwise provided in Appendix B with respect to accounting services to be provided by third parties to certain Funds, for the period and on the terms set forth in this Agreement. The Administrator accepts such engagement and agrees to render the services herein set forth, for the compensation herein provided.
2. Subject to the direction and control of the Board of Trustees (the Board), the Administrator shall perform the administrative services listed on Appendix B. In no event shall the Administrator be deemed to have assumed any duties with respect to, or be responsible for, the distribution of the shares of any Fund, nor shall the Administrator be deemed to have assumed, or have any responsibility with respect to, functions specifically assumed by any investment adviser, transfer agent, fund accounting agent, custodian, shareholder servicing agent or other agent, in each case employed by a Trust or a Fund to perform such functions. With respect to the legal services listed in Appendix B, it is recognized that such legal services are provided for the benefit of the Funds in conjunction with legal services separately provided to the Funds by their counsel, and nothing in this Agreement shall cause the Administrator to be responsible for the fees and disbursements of counsel to the Funds.
3. Subject to the Board's approval, the Administrator may employ one or more service providers, including affiliates of the Administrator, to provide certain of the services to be provided by the Administrator under this Agreement, by entering into a written agreement with each such entity on such terms as the Administrator determines to be necessary, desirable or appropriate, provided that in each case such contracts are entered into in accordance with all applicable requirements of the 1940 Act. Except as otherwise provided in paragraph 9, each Trust agrees that the Administrator shall not be accountable to the Trust or any Fund or any Fund's shareholders for any loss or other liability arising out of any error or omission by any such service provider.
4. Each Trust shall furnish to the Administrator such documents and information as may be necessary or appropriate to enable the Administrator to perform its duties hereunder and with such other documents and information with regard to each Fund's affairs as the Administrator may from time to time reasonably request.
5. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Administrator hereby agrees that any records that it maintains hereunder for any Fund are the property of the Fund, and further agrees to surrender promptly to the Fund any of such records upon the Fund's request. The Administrator further agrees to arrange for the preservation of any of such records required to be maintained by Rule 31a-1 under the 1940 Act for the periods prescribed by Rule 31a-2 under the 1940 Act.
6. The Administrator shall supply the Board and the officers of each Trust with all information and reports reasonably required by them and reasonably available to the Administrator relating to the services provided by the Administrator hereunder.
7. (a)(i) As compensation for the services performed by the Administrator under this Agreement, each Fund shall reimburse the Administrator its pro rata share, based on the Fund's average daily net assets (or the Fund's average daily managed assets if so set forth on Appendix A hereto), of the Administrator's costs of providing the services hereunder, provided that the costs attributed to those Funds indicated on Appendix A as being provided certain accounting services by a third party shall be reduced accordingly. In determining the Administrator's costs of providing services hereunder, personnel-related costs associated with the Administrator's legal, compliance and fund accounting, administration and controllership ("FAACS") services shall be allocated in accordance with prescribed allocation percentages reviewed by the Board from time to time. On a quarterly basis, the Administrator will provide the Board with information comparing the Administrator's actual costs of providing services hereunder and the budgeted amount of such costs to the Funds.
     (ii) The Administrator and each Fund agree that the Administrator and the Board will review at least annually a budget as to the costs relating to the provision of services by the Administrator hereunder, which budget shall include the allocation percentages applicable to personnel-related costs associated with the Administrator's legal, compliance and FAACS services. Such budgeted costs and/or such allocation percentages also will be reviewed at other times should the budgeted costs or the circumstances affecting the allocation percentages, as the case may be, change materially. In connection with each review, the Administrator will provide the Board with such information as the Board may reasonably request.
     (iii) Each Fund shall pay amounts due from it hereunder as promptly as possible after the last day of each month. If this Agreement is terminated with respect to any Fund as of any date not the last day of the month, such Fund shall pay amounts due from it hereunder as promptly as possible after such date of termination.
     (b) The Administrator shall furnish all facilities and personnel necessary for performing the Administrator's services hereunder and shall furnish to each Trust office space in the offices of the Administrator or in such other place as may be agreed upon from time to time. The Administrator shall pay directly or reimburse each Trust for all expenses not hereinafter specifically assumed by the Trust where such expenses are incurred by the Administrator or by the Trust in connection with the management of the affairs of, and the investment and reinvestment of the assets of, the Trust. Each Trust, on behalf of each Fund that is a series of the Trust, shall assume and shall pay
(i) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of a Fund's investment adviser (the "Manager") or its affiliates, office space and facilities, and personnel compensation, training and benefits;
(ii) the charges and expenses of auditors; (iii) the charges and expenses of any investment adviser, administrator, custodian, transfer agent, plan agent, dividend disbursing agent, registrar or any other agent appointed by the Trust;
(iv) issue and transfer taxes chargeable to the Trust in connection with securities transactions to which the Trust is a party; (v) insurance premiums, interest charges, any expenses in connection with any preferred shares or other form of leverage, dues and fees for membership in trade associations and all taxes and corporate fees payable by the Trust to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Trust and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (vii) all expenses of shareholders' and Board of Trustees' (the "Board", and each Board member, a "Trustee") meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust and the Trustees; (ix) any fees paid by the Trust in accordance with Rule 12b-1 promulgated by the Securities and Exchange Commission (the "Commission") pursuant to the 1940 Act; (x) compensation of those Trustees of the Trust who are not affiliated with, or "interested persons" (as defined in the 1940 Act) of, the Manager, the Trust (other than as Trustees), Pioneer Investment Management USA Inc. or Pioneer Funds Distributor, Inc.; (xi) the cost of preparing and printing share certificates; (xii) any fees and other expenses of listing the Trust's shares on the New York Stock Exchange, American Stock Exchange or any other national stock exchange, (xiii) interest on borrowed money, if any; (xiv) fees payable by the Trust under management agreements and under this Agreement; and (xv) extraordinary expenses. Each Trust shall also assume and pay any other expense that the Trust, the Manager or any other agent of the Trust may incur not listed above that is approved by the Board (including a majority of the independent Trustees) as being an appropriate expense of the Trust. In addition, each Trust, on behalf of each Fund that is a series of the Trust, agrees to pay all brokers' and underwriting commissions chargeable to the Trust in connection with securities transactions to which the Fund is a party.
8. The Administrator assumes no responsibility under this Agreement other than to render the services called for hereunder, in good faith, and shall not be liable for any error of judgment or mistake of law, or for any act or omission in the performance of the services, provided that nothing in this Agreement shall protect the Administrator against any liability to a Fund to which the Administrator otherwise would be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties hereunder. As used in paragraph 9 and paragraph 10, the term "Administrator" shall include any affiliates of the Administrator performing services for a Trust or any Fund pursuant to this Agreement and the partners, shareholders, directors, officers and employees of the Administrator and such affiliates.
9. Each Fund separately shall indemnify and hold the Administrator harmless from all loss, cost, damage and expense, including reasonable fees and expenses for counsel, incurred by the Administrator resulting from or arising out of the provision of the Administrator's services, provided that this indemnification shall not apply to actions or omissions of the Administrator, its officers or employees resulting from or arising out of its or their own willful misfeasance, bad faith or gross negligence. The Administrator shall indemnify and hold each Fund harmless from all loss, cost, damage and expense, including reasonable fees and expenses for counsel, incurred by a Fund resulting from or arising out of the Administrator's, or its officers' or employees' own willful misfeasance, bad faith or gross negligence.
10. Nothing in this Agreement shall limit or restrict the right of any director, officer, or employee of the Administrator who may also be a Trustee, officer, or employee of a Trust or any Fund to engage in any other business or to devote his time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature, nor to limit or restrict the right of the Administrator to engage in any other business or to render services of any kind, including investment advisory and management services, to any other fund, firm, individual or association.
11. For purposes of this Agreement, a Fund's "net assets" shall be determined as provided in the Fund's then-current Prospectus and Statement of Additional Information, and references to the "1940 Act" shall include any rule, regulation or applicable exemptive order of the Securities and Exchange Commission (the "SEC") thereunder and the interpretive guidance with respect to the 1940 Act by the SEC or its staff. "Managed assets" means (a) the total assets of a Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. The liquidation preference on any preferred shares is not a liability.
12. This Agreement will become effective with respect to each Fund on the date first above written or such later date set forth opposite the Fund's name on Appendix A annexed hereto, provided that it shall have been approved by the applicable Trust's Board, and, unless sooner terminated as provided herein, will continue in effect for each Fund designated on Appendix A on the date hereof until December 31, 2009, and for each Fund added to Appendix A hereafter, until the date specified in Appendix A. Thereafter, if not terminated, this Agreement shall continue in effect with respect to each Fund for successive one-year terms, so long as each such term is approved by the Board.
13. This Agreement is terminable with respect to any Fund (i) without penalty, by the Board or (ii) by the Administrator upon not less than 90 days' written notice to the applicable Trust. This Agreement may be terminated with respect to one or more Funds without affecting the validity of this Agreement with respect to any other Fund designated on Appendix A.
14. The Administrator agrees that for services rendered to each Fund, or for any claim by it in connection with the services rendered to the Fund under this Agreement, it shall look only to assets of the Fund for satisfaction and that it shall have no claim against the assets of any other portfolios of any Trust.
The undersigned officer of the Trusts has executed this Agreement not individually, but as an officer under each Trust's Declaration of Trust and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trusts individually.
15. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought.
16. This Agreement embodies the entire agreement and understanding between the parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. Should any part of this Agreement be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective successors.
17. This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.
18. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
19. This Agreement amends and restates in its entirety the prior administration agreement in effect for each Trust and Fund.
                           [signature page to follow]

IN WITNESS WHEREOF, the parties thereto have caused this Agreement to be executed by their officers thereunto duly authorized.

                              THE PIONEER TRUSTS LISTED ON APPENDIX A On behalf of the Funds named therein

                              By:___________________________________
                              Name:     Mark  E.  Bradley
                              Title:     Treasurer
                              PIONEER  INVESTMENT  MANAGEMENT,  INC.

                              By:___________________________________
                              Name:     Gregg  M.  Dooling
                              Title:     Chief Financial Officer

                                                       APPENDIX A
(UPDATED  AS  OF  NOVEMBER  1,  2009)
OPEN-END  FUNDS

TRUST          FUND                     EFFECTIVE DATE/INITIAL TERM DATE
-----          ----                     --------------------------------

          --------------------------------
Pioneer Bond Fund     Pioneer Bond Fund     Effective  Date:  July  1,  2008
                                            Initial Term: July 1, 2008-December
                                            31, 2009
-----------------     -----------------     -----------------------------------

Pioneer Emerging      Pioneer Emerging       Effective  Date:  July  1,  2008
Markets Fund          Markets Fund           Initial Term: July 1, 2008-
                                             December 31, 2009
-----------------------------     -----------------------------     -------

          --------------------------------
Pioneer Equity        Pioneer Equity         Effective  Date:  July  1,  2008
Income Fund           Income Fund            Initial Term: July1, 2008-
                                             December 31, 2009
--------------------------     --------------------------     ------------------
Pioneer Equity        Pioneer Equity         Effective  Date:  July  1,  2008
Opportunity Fund      Opportunity Fund       Initial Term: July 1, 2008-
                                             December 31, 2009
-------------------------------     -------------------------------     -------
Pioneer Fund          Pioneer Fund           Effective  Date:  July  1,  2008
                                             Initial Term: July 1, 2008-
                                             December 31, 2009
------------     ------------     --------------------------------------------
Pioneer Fundamental   Pioneer Fundamental    Effective  Date:  July  1,  2008
Growth Fund           Growth Fund            Initial Term: July 1, 2008-
                                             December 31, 2009
-------------------------------     -------------------------------     -------
Pioneer High          Pioneer High           Effective  Date:  July  1,  2008
Yield  Fund           Yield  Fund            Initial Term: July 1, 2008-
                                             December 31, 2009
     -----------------------     --------------------------------------------

-------------------------------     -------------------------------     -------

Pioneer  Ibbotson     Pioneer Ibbotson Aggressive  Effective Date: July 1, 2008
Asset Allocation Series      Allocation Fund*      Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------------------------     ---------------------
Pioneer  Ibbotson   Pioneer Ibbotson Conservative  Effective Date: July 1, 2008
Asset Allocation Series      Allocation Fund*      Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------------------------     ---------------------
Pioneer  Ibbotson     Pioneer Ibbotson Growth      Effective Date: July 1, 2008
Asset Allocation Series      Allocation Fund*      Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------------------------     ---------------------
Pioneer  Ibbotson     Pioneer Ibbotson Moderate    Effective Date: July 1, 2008
Asset Allocation Series      Allocation Fund*      Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------------------------     ---------------------
Pioneer Independence  Pioneer Independence         Effective Date: July 1, 2008
Fund                  Fund                         Initial Term: July 1, 2008-
                                                   December 31, 2009
-------------------------     -------------------------     ------------------

Pioneer Mid Cap      Pioneer Mid Cap               Effective Date: July 1, 2008
Growth Fund          Growth Fund                   Initial Term: July 1, 2008-
                                                   December 31, 2009
---------------------------     ---------------------------     -------------

Pioneer Mid Cap      Pioneer Mid Cap               Effective Date: July 1, 2008
Value Fund           Value Fund                    Initial Term: July 1, 2008-
                                                   December 31, 2009
---------------------------     ---------------------------     -------------
Pioneer Money        Pioneer Cash Reserves Fund    Effective Date: July 1, 2008
Market Trust                                       Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     ------------------

*Certain  accounting  services  provided  by  a  third  party.

          --------------------------------
Pioneer Protected      Pioneer Protected           Effective Date: July 1, 2008
Principal Trust        Principal Plus Fund         Initial Term: July 1, 2008-
                                                   December 31, 2009
---------------------------------     -------------------------------------

--------------------------------------------
Pioneer Real           Pioneer Real                Effective Date: July 1, 2008
Estate Shares          Estate Shares               Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     ------------------
Pioneer Research       Pioneer Research            Effective Date: July 1, 2008
Fund                   Fund                        Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     ------------------
Pioneer Series         Pioneer Oak Ridge           Effective Date: July 1, 2008
Trust I                Large Cap Growth Fund       Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     ------------------
Pioneer Series         Pioneer Oak Ridge           Effective Date: July 1, 2008
Trust I                Small Cap Growth Fund       Initial Term: July 1, 2008-
                                                   December 31, 2009

--------------------------     --------------------------     ------------------
Pioneer Series         Pioneer Growth Fund         Effective Date: May 15, 2009
Trust I                                            Initial Term: May 15, 2009-
                                                   December 31, 2010
--------------------------     --------------------------     ------------------
Pioneer Series         Pioneer Intermediate Tax    Effective Date: May 15, 2009
Trust I                Free Income Fund            Initial Term: May 15, 2009-
                                                   December 31, 2010
--------------------------     --------------------------     ------------------
Pioneer Series         Pioneer Select Mid          Effective Date: May 15, 2009
Trust I                Cap Growth Fund             Initial Term: May 15, 2009-
                                                   December 31, 2010
--------------------------     --------------------------     -----------------
Pioneer Series         Pioneer AMT-Free            Effective Date: July 1, 2008
Trust II               Municipal Fund              Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Series         Pioneer Growth              Effective Date: July 1, 2008
Trust II               Opportunities Fund          Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Series         Pioneer Tax Free            Effective Date: July 1, 2008
Trust II               Money Market Fund           Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Series         Pioneer Cullen              Effective Date: July 1, 2008
Trust III              Value Fund                  Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------

--------------------------     --------------------------     -----------------
Pioneer Series         Pioneer Classic             Effective Date: July 1, 2008
Trust IV               Balanced Fund               Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Series         Pioneer Government          Effective Date: July 1, 2008
Trust IV               Income Fund                 Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Series         Pioneer Institutional       Effective Date: July 1, 2008
Trust IV               Money Market Fund           Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Series         Pioneer Treasury            Effective Date: July 1, 2008
Trust IV               Reserves Fund               Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Series         Pioneer Global              Effective Date: July 1, 2008
Trust V                Equity Fund                 Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Series         Pioneer High Income         Effective Date: July 1, 2008
Trust V                Municipal Fund              Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Series         Pioneer Disciplined         Effective Date: July 1, 2008
Trust V                Growth Fund                 Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Series         Pioneer Disciplined         Effective Date: July 1, 2008
Trust V                Value Fund                 Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------

-----------------------     -----------------------------     -----------------
Pioneer Series         Pioneer Floating            Effective Date: July 1, 2008
Trust VI               Rate Fund                   Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Series         Pioneer Global              Effective Date: July 1, 2008
Trust VII              High Yield Fund             Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Series         Pioneer Global              Effective Date: July 1, 2008
Trust VII              Diversified Fund            Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Series         Pioneer Global              Effective Date: July 1, 2008
Trust VII              Aggregate Bond Fund         Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Series         Pioneer International       Effective Date: July 1, 2008
Trust VIII             Value Fund                  Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Short         Pioneer Short                Effective Date: July 1, 2008
Term Income Fund      Term Income Fund             Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Strategic     Pioneer Strategic            Effective Date: July 1, 2008
Income Fund           Income Fund                  Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Tax Free      Pioneer Tax Free             Effective Date: July 1, 2008
Income Fund           Income Fund                  Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Value         Pioneer Value                Effective Date: July 1, 2008
Fund                  Fund                         Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------

--------------------------     --------------------------     -----------------
Pioneer Variable      Pioneer Bond VCT             Effective Date: July 1, 2008
Contracts Trust       Portfolio                    Initial Term: July 1, 2008-
                                                   December 31, 2009
--------------------------     --------------------------     -----------------
Pioneer Variable      Pioneer Cullen Value         Effective Date: July 1, 2008
Contracts Trust       VCT Portfolio                Initial Term: July 1, 2008-
                                                   December 31, 2009
----------------------     --------------------------     ---------------------
Pioneer Variable      Pioneer Emerging Markets     Effective Date: July 1, 2008
Contracts Trust       VCT Portfolio                Initial Term: July 1, 2008-
                                                   December 31, 2009
----------------------     --------------------------     ---------------------
Pioneer Variable      Pioneer Equity Income        Effective Date: July 1, 2008
Contracts Trust       VCT Portfolio                Initial Term: July 1, 2008-
                                                   December 31, 2009
----------------------     --------------------------     ---------------------
Pioneer Variable      Pioneer Fund                 Effective Date: July 1, 2008
Contracts Trust       VCT Portfolio                Initial Term: July 1, 2008-
                                                   December 31, 2009
----------------------     --------------------------     ---------------------
Pioneer Variable      Pioneer Growth Opportunties  Effective Date: July 1, 2008
Contracts Trust       VCT Portfolio                Initial Term: July 1, 2008-
                                                   December 31, 2009
----------------------     --------------------------     ---------------------
Pioneer Variable      Pioneer High Yield         Effective Date: July 1, 2008
Contracts Trust       VCT Portfolio                Initial Term: July 1, 2008-
                                                   December 31, 2009
----------------------     --------------------------     ---------------------
Pioneer Variable      Pioneer Ibbotson Growth      Effective Date: July 1, 2008
Contracts Trust       Allocation VCT Portfolio*    Initial Term: July 1, 2008-
                                                   December 31, 2009
----------------------     --------------------------     ---------------------
Pioneer Variable      Pioneer Ibbotson Moderate    Effective Date: July 1, 2008
Contracts Trust       Allocation VCT Portfolio*    Initial Term: July 1, 2008-
                                                   December 31, 2009
----------------------     --------------------------     ---------------------
Pioneer Variable      Pioneer Mid Cap Value        Effective Date: July 1, 2008
Contracts Trust       VCT Portfolio                Initial Term: July 1, 2008-
                                                   December 31, 2009
----------------------     --------------------------     ---------------------
Pioneer Variable      Pioneer Money Market         Effective Date: July 1, 2008
Contracts Trust       VCT Portfolio                Initial Term: July 1, 2008-
                                                   December 31, 2009
----------------------     --------------------------     ---------------------
*Certain  accounting  services  provided  by  a  third  party.

----------------------     --------------------------     ---------------------
Pioneer Variable      Pioneer Real Estate Shares   Effective Date: July 1, 2008
Contracts Trust       VCT Portfolio                Initial Term: July 1, 2008-
                                                   December 31, 2009
----------------------     --------------------------     ---------------------
Pioneer Variable      Pioneer Strategic Income     Effective Date: July 1, 2008
Contracts Trust       VCT Portfolio                Initial Term: July 1, 2008-
                                                   December 31, 2009
----------------------     --------------------------     ---------------------

CLOSED-END  FUNDS

TRUST                                        EFFECTIVE DATE/INITIAL TERM DATE
-----                                        --------------------------------

 ------------------------------------
Pioneer Diversified High Income Trust* **    Effective Date: November 1, 2009
                                             Initial Term: November 1, 2009-
                                             December 31, 2009
-----------------------------------------     -------------------------
Pioneer Floating Rate Trust* **              Effective Date: November 1, 2009
                                             Initial Term: November 1, 2009-
                                             December 31, 2009
-------------------------------     -------------------------------------------
Pioneer High Income Trust* **                Effective Date: November 1, 2009
                                             Initial Term: November 1, 2009-
                                             December 31, 2009
-------------------------------     -------------------------------------------
Pioneer Municipal High Income Trust* **      Effective Date: November 1, 2009
                                             Initial Term: November 1, 2009-
                                             December 31, 2009
-------------------------------     -------------------------------------------
Pioneer Municipal High Income                Effective Date: November 1, 2009
Advantage Trust* **                          Initial Term: November 1, 2009-
                                             December 31, 2009
-------------------------------     -------------------------------------------

*Certain  accounting  services  provided  by  a  third  party.
** The Fund reimburses the Administrator its pro rata share, based on the Fund's average daily managed assets, of the Administrator's costs of providing the services under this Agreement.

                                                                      Appendix B
                            ADMINISTRATION AGREEMENT
                              Accounting Services
Fund  Accounting
Maintain  all  accounting  records  for  Funds
o     Calculate  and  report  daily  net  asset  values  per  share  and  yields
o     Recommend  income  and  capital  gains  distribution  rates
o     Prepare  Funds'  financial  statements  and  assist  in  Fund  audits

Shareholder  Reporting  and  Audit  Liaison
o Prepare and file (via EDGAR) shareholder reports required by Rule 30e-1 under the 1940 Act and reports on Forms N-CSR, N-Q and N-SAR as required by Rules 30d-1 and 30b-1 under the 1940 Act
o Manage the Funds' audit processes to ensure timely completion of financial statements and shareholder reports
o Prepare reports related to advisory contract renewals for the Trustees' review, as well as other materials that any Board may request from time to time
o Provide financial information for prospectus updates and other regulatory filings
o Prepare and furnish the Funds with performance information (including yield and total return information) calculated in accordance with applicable U.S. securities laws and report to external entities such information

Pricing  and  Corporate  Actions
o Ensure accuracy and timeliness of prices supplied by external sources to be used in daily valuations of all security positions held by each Fund
o     Support  corporate  actions  and  bankruptcy  proof  of  claim  analyses
o Validate and communicate class action and bankruptcy proof of claim information
o     Present  periodic  valuation  reports  to  Funds'  Boards

Systems  and  Administration
o Provide direction, supervision and administrative support to all Fund Accounting, Administration and Controllership (FAACS) teams providing Accounting Services hereunder
o Provide systems support to users of Fund accounting and portfolio pricing software, and manage relationships with applicable software and hardware vendors
o     Develop  and  maintain applications and systems interfaces for FAACS teams

Controllership  Services
o Manage Fund expense payment cycles (e.g., timeliness and accuracy of payments, allocation of costs among Funds)
o     Coordinate  and  standardize  Fund  expense  accruals  and  budgeting
o     Provide  expense  reports  as  required
o Compile daily reports of shareholder transactions from all sources for entry into Fund books
o Provide daily reconciliation of receivable, payable and share accounts between Funds' records and sources of shareholder transactions
o     Manage  the  daily  process  to minimize "as of" gains and losses to Funds
o     Communicate  daily  Fund  prices
o Provide information and consultation on financial matters relating to the Funds including, without limitation, dividend distributions, expense pro formas, expense accruals and other matters

Tax  Services
o Manage the Funds' federal, state and applicable local tax preparation and reporting
o     Prepare  fiscal  and  excise  tax  distribution  calculations
o Prepare and file federal, state and any local income tax returns, including tax return extension requests
o     Prepare  shareholder  year-end  reporting  statements
o Provide the appropriate amounts and characterization of distributions declared during the calendar year for Forms 1099 and similar reporting
o Periodically review and determine distributions to be paid to shareholders pursuant to Sub Chapter M requirements
o Consult with the Funds' Treasurer on various tax issues as they arise and with the Funds' auditors when appropriate

                            ADMINISTRATION AGREEMENT
                                 Legal Services
Registration Statements, Proxy Statements and Related Securities and Exchange Commission ("SEC") Filings
o     Maintain SEC filing calendar for the Funds' Registration Statement filings
o     Prepare  and  file  (via  EDGAR)  amendments  to  the  Funds' Registration

Statements, including preparing prospectuses and statements of additional information (SAIs)
o Prepare and file (via EDGAR) supplements to the Funds' prospectuses and registration statements
o Prepare and file (via EDGAR) Fund proxy statements; provide consultation on proxy solicitation matters (i.e., with regard to the solicitation and tabulation of proxies in connection with shareholder meetings; the coordination of the printing and distribution of proxy materials, etc.)
o Review comments from the SEC on Fund registration statements and proxy statement filings and contribute to the preparation of responses to such comments
o Conduct and manage use of software utilized to aid in maintaining content of disclosure in Fund prospectuses and SAIs, including related language database
o     Prepare  and  file  (via  EDGAR)  Rule  24f-2  Notices
o     SEC  Electronic  Filing  (EDGAR)  Responsibilities
o Maintain and develop enhancements to Pioneer's EDGAR-related systems and procedures, including contingency planning
o     Maintain  EDGAR  related  databases  and  document  archives
o     Liaise  with  third  party  EDGAR  agents  when  necessary

Blue  Sky  Administration  (State  Registration)
o Principal liaison with Blue Sky vendor (the fees and expenses of which are charged separately to the applicable Funds)
o     Coordinate SEC filing schedule and Fund documentation with Blue Sky vendor
o     Monitor  status  of  state  filings  with  Blue  Sky  vendor
o     Transfer  Agent  coordination
o     Review  Blue  Sky  vendor  statements  and  invoices
o     Conduct  Blue  Sky  vendor  due  diligence,  as  appropriate
     Hiring  oversight
     In-person  meetings
     Independent  audit  of  services

Shareholder  Report  Review  and  Support
o Review annual and semi-annual shareholder reports, including review of text of footnotes, as well as management's discussion of Fund performance, Trustee and officer background information and other non-financial statement aspects of reports
o Provide consulting to FAACS in meeting regulatory requirements applicable to financial statements
o With Fund counsel and FAACS, review comments from the SEC on Fund financial statement filings and assist in the preparation of responses to such comments

Corporate  Secretarial  and  Governance  Matters
o Maintain general calendar for Trustee meetings (including meetings of committees of Boards); track items that require annual or other periodic review and/or approval by Trustees; coordinate meeting presentations
o Maintain awareness of regulatory changes and track compliance dates with respect thereto
o Prepare agenda and background materials for Trustee and Board committee meetings (i.e., memoranda, proposed resolutions), attend meetings, prepare minutes and follow up on matters raised at meetings
o Review draft materials and coordinate review by Trustees and external personnel (i.e., Fund counsel and auditors)
o     Produce  and  distribute materials to Trustees and other meeting attendees
o Oversee vendors and technology that facilitate assembly, production and distribution of Trustee materials
o     Attend  and  assist  in  coordination  of  shareholder  meetings
o Monitor fidelity bond and directors' and officers' errors and omissions policies and make required filings with the SEC; act as principal liaison with Funds' insurance carriers and agents; coordinate amendments to and annual renewals of policies and coverage, including completion of materials for Board consideration
o Maintain Fund records required by Section 31 of the 1940 Act and the rules thereunder, except those records that are either the responsibility of the Fund's Manager under the management agreements with the Funds or otherwise are maintained by the Funds' other service providers (e.g., subadviser, custodian, transfer agent)
o Maintain corporate records on behalf of the Funds, including, but not limited to, copies of minutes, contracts and Trustee meeting materials Miscellaneous Services
o Preparation and filing of the Funds' Form N-SAR, Form N-CSR, Form N-Q and Form N-PX filings
o Prepare and make Section 16 filings on behalf of the officers and Trustees of the closed-end Funds

                            ADMINISTRATION AGREEMENT
                              Compliance Services
o Assist the Funds in responding to routine and non-routine regulatory inquiries, examinations and investigations
o Provide consultation on regulatory matters relating to Fund operations and any potential changes in the Funds' investment policies, operations or structure
o Develop or assist in developing guidelines and procedures to improve overall compliance by the Funds and their various agents
o Oversee implementation and testing of the Funds' compliance-related policies and procedures